UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 10, 2005

P & F INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

300 Smith Street, Farmingdale, New York 11735
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯	Written communications pursuant to Rule 425 under the Securities Act
⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2005, P & F Industries, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended September 30, 2005. A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated November 10, 2005, issued by P & F Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

P&F INDUSTRIES, INC.

Date: November 10, 2005	By:	/s/ Joseph A. Molino, Jr.
Name: Joseph A. Molino, Jr.
Title: Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated November 10, 2005, announcing the Company’s financial results for the quarter ended September 30, 2005.